                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 13, 1998 included in the Company's annual report on Form 10-K and the inclusion of our report dated February 13, 1998 into this Registration Statement.

Atlanta, Georgia

May 8, 1998